UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CRH MEDICAL CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CRH MEDICAL CORPORATION

Suite 578 – 999 Canada Place

Vancouver, British Columbia

V6C 3E1

NOTICE OF ANNUAL GENERAL MEETING

AND

MANAGEMENT INFORMATION CIRCULAR

As at and dated April 30, 2019

(unless otherwise noted)

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JUNE 13, 2019

The proxy materials, including this proxy statement and the accompanying form of proxy card or voting instruction form, are being provided to shareholders beginning on or about April 30, 2019.

These materials are important and require your immediate attention.

If you have questions or require assistance with voting your shares,

you may contact the Company’s proxy solicitation agent:

Laurel Hill Advisory Group

North American Toll-Free Number: 1-877-452-7184

Collect Calls Outside North America: 1-416-304-0211

Email: assistance@laurelhill.com

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY TODAY.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO: THE SHAREHOLDERS OF CRH MEDICAL CORPORATION

NOTICE IS HEREBY GIVEN THAT the Annual General Meeting (the “Meeting”) of the shareholders of CRH Medical Corporation (the “Company” or “CRH”) will be held at the offices of Blake, Cassels & Graydon LLP, Barristers & Solicitors, 595 Burrard Street, Suite 2600, Three Bentall Center, Vancouver, BC V7X 1L3, on Thursday, June 13, 2019 at 1:30 p.m. (Vancouver time) for the following purposes:

1.	to receive the audited financial statements of the Company for the year ended December 31, 2018 and the auditor’s report thereon;

2.	to elect the directors of the Company for the ensuing year;

3.	to appoint the Company’s auditor for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor; and

4.	to transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The specific details of the matters proposed to be put before the Meeting are set forth in the Management Information Circular accompanying this Notice.

REGISTERED SHAREHOLDERS OF THE COMPANY WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND TO MAIL IT TO OR DEPOSIT IT WITH THE COMPANY’S TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 8TH FLOOR, TORONTO, ONTARIO M5J 2Y1. FORMS OF PROXY MAY ALSO BE VOTED BY INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THE FORM OF PROXY. BENEFICIAL SHAREHOLDERS SHOULD FOLLOW THE INSTRUCTIONS PROVIDED ON THEIR VOTING INSTRUCTION FORM WHEN VOTING THEIR SHARES. IN ORDER TO BE VALID AND ACTED UPON AT THE MEETING, FORMS OF PROXY AND VOTING INSTRUCTION FORMS MUST BE RETURNED (OR VOTED BY INTERNET) NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS, AND HOLIDAYS) BEFORE THE TIME SET FOR THE HOLDING OF THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The Board of Directors of the Company has fixed as the record date for the Meeting to be the close of business on Thursday, April 18, 2019. Only shareholders of the Company of record as at that date are entitled to receive notice of and to vote at the Meeting.

Dated at Vancouver, British Columbia, this 30th day of April, 2019.

ON BEHALF OF THE BOARD OF DIRECTORS:

/s/ Dr. Tushar Ramani
Dr. Tushar Ramani,
Chief Executive Officer

CRH MEDICAL CORPORATION

Suite 578 – 999 Canada Place,

Vancouver, British Columbia

V6C 3E1

MANAGEMENT INFORMATION CIRCULAR

As at and dated April 30, 2019

(unless otherwise noted)

Solicitation of Proxies

This Management Information Circular (this “Information Circular” or “proxy statement”) is furnished in connection with the solicitation of proxies for use at the Annual General Meeting (the “Meeting”) of the shareholders of the Company. The Meeting will be held at the offices of Blake, Cassels & Graydon LLP, Barristers & Solicitors, 595 Burrard Street, Suite 2600, Three Bentall Center, Vancouver, BC V7X 1L3 on June 13, 2019 at 1:30 p.m. (Vancouver time) or any adjournment or postponement thereof for the purposes set forth in the Notice of Annual General Meeting accompanying this Information Circular.

Instruments of proxy must be received by the Company’s transfer agent, Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1, not less than 48 hours (excluding Saturdays, Sundays, and holidays) before the time for the holding of the Meeting or any adjournment or postponement thereof. The Board of Directors of the Company (the “Board”) has fixed the record date for the Meeting to be the close of business on Thursday, April 18, 2019. Only shareholders of the Company of record as at that date are entitled to receive notice of and to vote at the Meeting.

Votes Required to Approve Each Item

A quorum for the transaction of business at the Meeting is two shareholders, or one or more proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder and in any such case, such shareholders or proxyholders in attendance at the Meeting must hold or represent in the aggregate at least 25% of the eligible vote.

If you indicate “WITHHOLD,” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast under our majority voting policy (described under “Proposal 1 – Election of Directors”). There shall be no cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Election of Directors	Plurality of votes – the nominees receiving the highest number of votes, up to five, at the meeting will be elected*
2. Appointment and Remuneration of Auditors	Majority of the votes cast on the proposal

*

See “Proposal 1 – Election of Directors” for a description of our majority voting policy. In an uncontested election, if the number of votes “withheld” for any director nominee exceeds the number of votes “for” the director nominee, then the policy requires that the director nominee shall tender his or her written resignation to the Chair of the Board of Directors.

Voting of Common Shares

Registered Shareholders

Only shareholders that are registered as shareholders in the Company’s shareholder registry maintained by the Company’s registrar and transfer agent (“Registered Shareholders”), or duly appointed proxyholders, (except as discussed below under “Beneficial Shareholders”) will be recognized to make motions or vote at the Meeting.

Registered Shareholders electing to submit a proxy may do so by choosing one of the following methods:

a)

complete, date and sign the proxy and return it to Computershare, by fax within North America at 1-866-249-7775, outside North America at 1-416-263-9524, or by mail to Computershare Trust Company of Canada, Proxy Dept., 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1; or

b)

use a touch-tone phone to transmit voting choices to the toll free number given in the proxy. Registered Shareholders who choose this option must follow the instructions of the voice response system and refer to the proxy for the toll free number and control number; or

c)	log on to the internet at Computershare’s website, www.investorvote.com. Registered Shareholders must follow the instructions given on the website and must refer to the proxy for the control number.

Beneficial Shareholders

Many shareholders are “Beneficial Shareholders” because the shares of the Company they own are not registered in their names but are instead held in “street name” and registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a Registered Shareholder in respect of shares which are held on behalf of that person (the “Beneficial Shareholder”) but which are registered either: (a) in the name of a nominee that the Beneficial Shareholder deals with in respect of the shares (nominees include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans) (“Nominee”); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Nominee is a participant. Beneficial Shareholders may not be recognized at the Meeting for the purposes of voting their shares in person or by way of proxy.

Applicable regulatory policy requires Nominees to seek voting instructions from Beneficial Shareholders in advance of the Meeting. Every Nominee has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their shares are voted at the Meeting. The majority of Nominees now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. Each Beneficial Shareholder is requested to complete and return the voting instruction form by mail or fax. Alternatively, the Beneficial Shareholder can call a toll-free telephone number to vote their shares or access Broadridge’s dedicated voting website at www.proxyvote.com to deliver the Beneficial Shareholder’s voting instructions. The Company may utilize the Broadridge QuickVoteTM service to assist Shareholders with voting their shares. Certain Non-Registered Holders who have not objected to the Company knowing who they are may be contacted by Laurel Hill to conveniently obtain a vote directly over the phone.

The voting information form (“VIF”) will name the same persons as the Company’s Proxy to represent your Common Shares at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than any of the persons designated in the VIF, to represent your Common Shares at the Meeting and that person may be you. To exercise this right, insert the name of the desired representative (which may be you) in the blank space provided in the VIF.

Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting or any adjournment or postponement thereof.

The Company may reimburse intermediaries for permitted reasonable out-of-pocket costs and expenses incurred by them in mailing proxy materials to Beneficial Shareholders of record.

The Meeting Materials are being sent to both Registered Shareholders and Beneficial Shareholders of the securities. If you are a Beneficial Shareholder, and the issuer or its agent has sent the Meeting Materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote shares directly at the Meeting or any adjournment or postponement thereof. The voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the shares voted.

If, as a Beneficial Shareholder, you sign and return your voting instruction form without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you do not return your voting instruction card on a timely basis, your Nominee will have the authority to vote your shares only on the proposal to ratify our independent registered public accounting firm. Your Nominee will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of a Nominee, a Beneficial Shareholder may attend the Meeting as a proxyholder for the Registered Shareholder and vote their shares in that capacity. To do this, a Beneficial Shareholder must enter their own name in the blank space on the voting instruction form or form of proxy provided to them and return the voting instruction form or form of proxy to their Nominee (or the agent of such Nominee) in accordance with the instructions provided by such Nominee or agent well in advance of the Meeting.

Shareholders with questions respecting the voting of shares held through a stockbroker or other financial intermediary should contact the Company’s proxy solicitation agent, Laurel Hill Advisory Group by phone at 1-877-452-7184 (416-304-0211 collect outside of North America) or by email at assistance@laurelhill.com.

Appointment of Proxyholder and Revocability of Proxy

The persons named in the enclosed form of proxy are directors or officers of the Company. A shareholder has the right to appoint a person, who need not be a shareholder, to attend and act for the shareholder and on the shareholder’s behalf at the Meeting other than either of the persons designated in the accompanying form of proxy, and may do so either by striking out the printed names and inserting the name of such other person in the blank space provided in the proxy or by completing another suitable form of proxy.

A Registered Shareholder who has submitted a proxy may revoke it at any time prior to the exercise thereof. If a person who has given a proxy attends personally at the Meeting at which such proxy is to be voted, such person may revoke the proxy and vote in person. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or shareholder’s attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used, or with the Chair of the Meeting on the day of the Meeting, or any adjournment or postponement thereof, and upon either of such deposits, the proxy is revoked. Only Registered Shareholders have the right to revoke a proxy. Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their respective Nominee to change their vote and if necessary revoke their proxy in accordance with the revocation procedures.

Persons Making Solicitations

The solicitation is made on behalf of the management of the Company. The costs incurred in the preparation and mailing of the form of proxy, Notice of Annual General Meeting, and this Information Circular will be borne by the Company. Solicitation will be primarily by mail. In addition, proxies may be solicited in person, by telephone, facsimile, electronically or other means of communication by directors, officers and employees of the Company who will not be additionally compensated therefor.

The Company has also retained Laurel Hill to assist with communicating with shareholders. In connection with these services, Laurel Hill is expected to receive a fee of approximately CDN$30,000, plus out-of-pocket expenses. The Company will bear all costs of this solicitation. The Company has arranged for intermediaries to forward the Meeting Materials to beneficial owners of the common shares held of record by those intermediaries and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

Exercise of Discretion by Proxy

THE SHARES REPRESENTED BY ANY PROXY IN FAVOR OF THE MANAGEMENT NOMINEES WILL, IF THE INSTRUCTIONS CONTAINED IN THE PROXY ARE CERTAIN, BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE SHAREHOLDER IN THE PROXY. IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED FOR THE APPROVAL OF THE ITEMS SET OUT IN THE PROXY. FURTHER, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS SET OUT THEREIN. THE PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO ANY MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL GENERAL MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS AT THE DATE HEREOF, MANAGEMENT OF THE COMPANY KNOWS OF NO SUCH AMENDMENTS, VARIATIONS, OR OTHER MATTERS TO COME BEFORE THE MEETING.

Shareholder Proposals and Director Nominations

The Company is subject to the rules of both the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As indicated under the BCBCA and SEC rules under the Exchange Act, submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than 5:00 p.m. (Vancouver time) on January 1, 2020 and must be submitted to Corporate Secretary, CRH Medical Corporation, Inc., Suite 578 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada V6C 3E1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the

Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

Nominating Director Candidates or Presenting Other Business for Consideration at a Meeting

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth under the heading “Shareholder Proposals and Director Nominations.” Any such notice also must include the information required by our Articles of Incorporation (“Articles”) and must be updated and supplemented as provided in the Articles.

Written notice of director nominees must be received, in the case of an annual meeting (including an annual and special meeting), not earlier than the close of business on the 65th day prior to the date of the meeting nor later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice must be made not later than the close of business on the tenth day following the date of such first public announcement. See “Advance Notice Policy” in this Information Circular.

Recommending Candidates to Serve as Directors

Shareholders may recommend director candidates for consideration by the Corporate Governance and Nominating Committee of our Board by writing to our Corporate Secretary at the address set forth under the heading “Shareholder Proposals and Director Nominations” in accordance with the notice provisions described under the heading “Nominating Director Candidates or Presenting Other Business for Consideration at a Meeting.” To be in proper written form, such notice must set forth the director nominee’s name, age, business and residential address, and principal occupation or employment, the class or series and number of shares in the capital of the Company which are controlled or which are beneficially owned or of record by the person as of the record date for the meeting of shareholders and as of the date of such notice, and such other information on the director nominee and the nominating shareholder as set forth in our Articles.

Request for Financial Statements

National Instrument 51-102 - Continuous Disclosure Obligations sets out the procedures for a shareholder to receive financial statements. If a shareholder wishes to receive financial statements, the shareholder may indicate his, her or its instructions in the enclosed form of proxy or voting instruction form or provide instructions in any other written format.

Voting Shares and Principal Holders Thereof

The Company is authorized to issue 100,000,000 common shares in the capital of the Company (“Common Shares”) without par value. There is one class of shares only. The record date as of which shareholders entitled to vote at the Meeting will be determined is Thursday, April 18, 2019.

The following table indicates information as of April 18, 2019 regarding the beneficial ownership of our common shares for: each person who is known by us to beneficially own more than 5% of our common shares; each named executive officer; each of our directors; and all of our directors and executive officers as a group. For the purposes of calculating percent ownership, and in accordance with SEC rules, as of April 18, 2019, 72,928,075 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable and share units vesting within 60 days of April 18, 2019, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any common shares on or within 60 days, upon conversion or exercise of outstanding securities or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other person.

Except as otherwise indicated, the address of each of the persons in this table is Suite 578 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada V6C 3E1.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% and Greater Shareholders:
Beutel, Goodman & Company Ltd.(1)	4,630,760	6.3%
Nantahala Capital Management, LLC(2)	6,280,000	8.6%
Directors and Named Executive Officers:
Richard Bear (3)	685,000	0.9%
Dr. Anthony F. Holler (4)	423,000	0.6%
Dr. David Johnson (5)	378,900	0.5%
James Kreger (6)	26,000	0.0%
Todd Patrick (7)	480,000	0.7%
Ian Webb (8)	215,800	0.3%
Dr. Tushar Ramani(9)	nil	nil %
Edward Wright(10)	865,000	1.2%
All executive officers and directors as a group (8 persons)	3,073,700	4.2%

(1)	Consists of 5,127,100 common shares held by Beutel, Goodman & Company Ltd. The address for this entity is 20 Eglinton Ave. W., Suite 2000, Toronto, Ontario, M4R 1K8, Canada.
(2)	Consists of 6,534,155 common shares held by Nantahala Capital Management, LLC. The address for this entity is 19 Old Kings Highway S, Suite 200, Darien, CT 06820.
(3)

Consists of 350,000 common shares held by Richard Bear and 350,000 common shares issuable upon the exercise of options exercisable within 60 days after April 18, 2019. Richard Bear holds sole dispositive and voting power with respect to these securities.

(4)

Consists of 382,000 common shares held by Dr. Anthony Holler, 25,000 common shares issuable upon the exercise of options exercisable and 16,000 share units vesting within 60 days after April 18, 2019. Dr. Anthony Holler holds sole dispositive and voting power with respect to these securities.

(5)

Consists of 237,900 common shares held by Dr. David Johnson, 125,000 common shares issuable upon the exercise of options exercisable and 16,000 share units vesting within 60 days after April 18, 2019. Dr. David Johnson holds sole dispositive and voting power with respect to these securities.

(6)	Consists of 26,000 common shares held by James Kreger, James Kreger holds sole dispositive and voting power with respect to these securities.
(7)

Consists of 459,313 common shares held by Todd Patrick, 4,687 common shares issuable upon the exercise of options exercisable and 16,000 share units vesting within 60 days after April 18, 2019. Todd Patrick holds sole dispositive and voting power with respect to these securities.

(8)

Consists of 137,500 common shares held by Ian Webb, 37,300 common shares beneficially owned or controlled by Ian Webb, 25,000 common shares issuable upon the exercise of options vesting within 60 days after April 18, 2019 and 16,000 share units vesting within 60 days after April 18, 2019. Ian Webb holds sole dispositive and voting power with respect to these securities.

(9)	Dr. Tushar Ramani was appointed as Director and CEO of the Company on April 9, 2019.

(10)

Consists of 165,000 common shares held by Edward Wright and 700,000 common shares issuable upon the exercise of options exercisable within 60 days after April 18, 2019. Edward Wright holds sole dispositive and voting power with respect to these securities. Edward Wright resigned as Director and CEO of the Company on April 9, 2019.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of five directors. Management proposes to nominate the five persons named in the table below for election as a director. Each director will hold office until the next annual general meeting or until that person sooner ceases to be a director.

The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a shareholders’ meeting. If the number of Common Shares “withheld” for any nominee is equal to or exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall immediately tender his or her written resignation to the Board. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. In its deliberations, the Corporate Governance and Nominating Committee may consider such extenuating circumstances as it deems appropriate. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable shareholders meeting and promptly announce its decision by press release. The policy does not apply in circumstances involving contested director elections.

The Company annually considers the experience and qualifications of its existing directors before nominating directors for re-election. The Company does not have a formal policy that imposes director term limits. When vacancies arise on the Board, the Company thoroughly considers the Board’s current composition, the Board’s needs on a going forward basis, as well as the experience and qualifications of potential nominees. The Company will continue to review its nomination procedures and will consider updating those procedures as necessary.

The Company believes that decision-making is enhanced through diversity in the broadest sense and has implemented a Diversity Policy to reflect this principle. In the context of an effective Board, diversity includes valuing an individual’s gender, age, ethnicity, experience and culture, as well as other factors. Diverse skills and backgrounds encourage a range of perspectives and adding diversity can enhance societal norms, provide fair opportunity, and enable the reflection of our society broadly, all within the context of achieving effective stewardship and management.

The Company recognizes that, among other attributes, gender is a significant aspect of diversity and acknowledges the important role that women, with appropriate and relevant skills and experience, can play in contributing to effective governance. The Board’s aspirational goal is to ensure that by the completion of the Company’s annual general meeting in 2021 at least 20 per cent of the members of the Board are women.

In order to promote the specific objective of gender diversity, the selection process for Board nominees will involve the following steps:

•	a heightened focus on identifying potential candidates who will increase the gender diversity of the Board; and

•	if, at the end of the selection process, a candidate who increases gender diversity is not selected, the Board must be satisfied that there are objective reasons to support its determination.

In its annual consideration of Board nominees, the Corporate Governance and Nominating Committee will discuss and measure its progress in achieving diversity on the Board and, where appropriate, make recommendations to the Board in that regard.

While the Company does not currently have a female director or executive officer, the Board continually reviews and assesses Board composition and executive officer appointments. Further to the above, the Board considers the level of representation of women on the Board and in executive officer positions in making such appointments and specific effort is made through the selection processes to identify suitable female candidates who meet the Company’s needs. It remains a key objective of the Board to achieve gender diversity.

In order to facilitate gender diversity in management and leadership roles, management shall, to the extent possible:

•	establish gender diversity as a cultural priority across the organization

•	implement policies that identify and address impediments to gender diversity in the workplace;

•	regularly review the proportion of women at all levels of the Company; and

•	monitor effectiveness of, and continue to expand on, initiatives designed to identify, support and develop talented women with leadership potential.

The Board has also adopted a Retirement Policy setting forth a mandatory retirement age for directors whereby a director will not, unless otherwise determined by the Board, in its discretion, be nominated for re-election at the annual meeting of shareholders following his or her seventy-fifth birthday.

Unless a shareholder provides other instructions, the enclosed proxy will be voted for the nominees listed below. Management does not expect that any of the nominees will be unable to serve as a director. If, prior to the Meeting, any nominee is unable or declines to so serve, the persons named in the form of proxy will vote for another nominee of management if presented, or reduce the number of directors accordingly, in their discretion.

Dr. Anthony F. Holler, Chair of the Board, Vancouver, BC, Canada

Dr. Holler is 67 years old and was appointed as a director and as Chair of the Board on December 21, 2005.

In addition, Dr. Holler currently serves as Chief Executive Officer and Chairman of the Board of Directors of Sunniva Inc.

Prior to joining CRH, Dr. Holler was one of the founders of ID Biomedical Corporation since its inception in 1991. He held a number of executive positions with ID Biomedical, including Chief Executive Officer until the company was acquired by GlaxoSmithKline in December 2005 for $1.7 billion. Dr. Holler was also Chair of Corriente Resources Inc., which sold for approximately $700 million to CRCC-Tongguan Investment Co. in 2010.

Before his involvement in public markets, Dr. Holler served as an emergency physician at University Hospital at the University of British Columbia. He holds a Bachelor of Science degree and a medical degree from the University of British Columbia and is a member of the British Columbia College of Physicians and Surgeons.

Other Public Board Affiliations: Sunniva Inc.

Member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee Independent Director 382,000 Shares 25,000 Options 16,000 Share Units

Dr. David Johnson, Director, Norfolk, Virginia, USA

Dr. Johnson is 64 years old and was appointed to the Board on June 1, 2010.

Since 1989, Dr. Johnson has been a partner of Gastrointestinal and Liver Specialists of Tidewater PLLC, in Norfolk, VA. In addition, Dr. Johnson

Independent Director

currently serves as Professor of Medicine, Chief of Gastroenterology, in Eastern Virginia Medical School.

Dr. Johnson is Board-certified in Internal Medicine and Gastroenterology and is a past President of the American College of Gastroenterology, as well as a Master of the American College of Physicians. He has authored more than 600 papers in the field of gastroenterology.

Other Public Board Affiliations: None.

237,900 Shares 125,000 Options 16,000 Share Units

Todd Patrick, Director, Bellevue, Washington, USA

Mr. Patrick is 56 years old and was appointed to the Board on May 25, 2006.

In addition, Mr. Patrick currently serves as President/ Chief Executive Officer and member of the Board of Directors of C3J Therapeutics Inc.

Before joining C3J Therapeutics, Mr. Patrick was the President and Board member of ID Biomedical Corporation from 1994 until 2006, when the company was acquired by GlaxoSmithKline. Prior to ID Biomedical, Mr. Patrick was the Director of the Office of Intellectual Property Administration at the University of California, Los Angeles (UCLA), where he was responsible for the patenting and licensing of intellectual property arising out of UCLA.

Mr. Patrick has been involved in several start-ups and has helped raise over $600 million in equity or debt capital. He has participated in several mergers and acquisitions, including the sale of ID Biomedical for $1.7 billion.

Other Public Board Affiliations: Sunniva Inc.

Member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee Independent Director 459,313 Shares 4,687 Options 16,000 Share Units

Ian Webb, Director, Vancouver, BC, Canada

Mr. Webb is 68 years old and was appointed to the Board on May 25, 2006.

Mr. Webb is a retired partner of the law firm of Borden Ladner Gervais LLP, (“BLG”), where he practiced in the areas of corporate and securities law, with an emphasis on the legal requirements of public companies. He retired from BLG in 2010. Prior to joining CRH, Mr. Webb was also a member of the Board of Directors of ID Biomedical Corp.

Mr. Webb was admitted to the British Columbia bar in 1982, after graduating from Osgoode Hall Law School at York University with a Bachelor of Laws in 1981. Prior to that, he received a Master of Science in Theoretical Physics from the University of Saskatchewan in 1976.

Other Public Board Affiliations: Sunniva Inc.

Member of the Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee Independent Director 174,800 Shares 25,000 Options 16,000 Share Units

Dr. Tushar Ramani, CEO and Director, Palm Beach Gardens, Florida, USA

Dr. Ramani is 55 years old and became the CEO and was appointed to the Board on April 9, 2019.

Prior to CRH, Dr. Ramani worked for Summit Partners’ Executive-in-Residence program, working with Summit’s Healthcare & Life Sciences team to identify new investment opportunities within growth-stage healthcare companies, as well as to evaluate prospects of current investments. In connection with that appointment, he was named Chief Executive Officer of portfolio company, MedOptions, Inc., the nation’s largest behavioral health services provider to post-acute care facilities, in 2018 and served in that capacity until April 2019.

Prior to Summit Partners Dr Ramani was co-founder and president of Anesthetix Management, LLC, a national provider of comprehensive anesthesiology and pain management solutions to hospitals and surgery centers, which was acquired by TeamHealth Holdings, Inc., a physician services organization listed on the NYSE at that time. Dr. Ramani remained as President of TeamHealth’s Anesthesia Division, growing it to over $300 million in revenue.

Dr Ramani attended Jefferson Medical College in Philadelphia, interned at Morristown Memorial Hospital, and completed residency in Anesthesiology and Interventional Pain Management at Mount Sinai Medical School, New York.

Other Public Board Affiliations: None.

Non-Independent Director(1) 500,000 Options 1,000,000 Share units

Notes:

(1)	See “Statement of Corporate Governance Practices – The Board” below.
(2)	Information regarding security holdings has been provided by each nominee.

Majority Voting Policy

In accordance with the requirements of the Toronto Stock Exchange (“TSX”), we adopted a “majority voting policy” to the effect that a nominee for election as a director of the Company who does not receive a greater number of votes “for” than votes “withheld,” with respect to the election of directors by shareholders, shall offer to tender his or her resignation to the Chair of our Board of Directors promptly following the meeting of shareholders at which the director was elected. The Corporate Governance and Nominating Committee will consider such offer and make a recommendation to our Board of Directors whether or not to accept such resignation. Our Board of Directors will promptly accept the resignation unless it determines, in consultation with the Corporate Governance and Nominating Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. Our Board of Directors will make its decision and announce it in a press release within 90 days following the meeting of shareholders. A director who tenders a resignation pursuant to our majority voting policy will not participate in any meeting of our Board of Directors or the Corporate Governance and Nominating Committee at which the resignation is considered. Our majority voting policy does not apply for contested meetings at which the number of directors nominated for election is greater than the number of seats available on the Board of Directors.

Advance Notice Policy

Our Articles include an advance notice policy (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event will any adjournment, postponement, or reconvening of a meeting, or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board of Directors may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

Except as disclosed below, no proposed director of the Company:

(a)	is, or, within the ten years before the date of this Information Circular has been, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of a cease trade or similar order, or an order that denied the issuer access to any exemptions under securities legislation, for a period of more than 30 consecutive days while the director was acting in that capacity; or

(ii)

was the subject of a cease trade or similar order, or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director ceased to be a director, chief executive officer or chief financial officer of the company and which resulted from an event that occurred while the director was acting in that capacity;

(b)

is, as at the date of this Information Circular, or has been within ten years before the date of this Information Circular, a director or executive officer of any company (including the Company) that, while the director was acting in that capacity or within a year of the director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

has, within the ten years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of that individual.

Dr. Anthony Holler and Todd Patrick are former directors of Inviro Medical Inc. (“Inviro”). Inviro is a company incorporated under the laws of Canada which owned certain intangible assets including goodwill and customer relationships, and all of the issued and outstanding shares of Inviro Medical Devices, Inc. (the “US Subsidiary”). The US Subsidiary owned inventory manufactured in accordance with licenses issued by the Department of Health of the Government of Canada and the United States Food and Drug Administration. On October 29, 2010, Inviro declared that it was no longer a going concern, and on or about that date, Inviro ceased to carry on business and all of its directors and officers, including Dr. Holler and Mr. Patrick, resigned. On February 10, 2011, the Supreme Court of British Columbia issued an order appointing Alvarez & Marsal Canada Inc. (the “Receiver”) as receiver and manager of all of the assets, undertakings and properties of Inviro. Pursuant to a further order pronounced by the Supreme Court of British Columbia on February 24, 2012, certain distributions to certain Debenture holders of Inviro were authorized. The receivership process became complete on or around March 2013. On April 9, 2013, the Supreme Court of British Columbia issued an order discharging the Receiver.

No proposed director of the Company has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 18, 2019.

Name	Residence	Age	Position(s)
Edward Wright	British Columbia, Canada	56	Former Chief Executive Officer a Director
Dr. Tushar Ramani	Palm Beach Gardens, Florida, USA	55	Chief Executive Officer a Director
Richard Bear	Washington, USA	56	Chief Financial Officer
James Kreger	Georgia, USA	50	President, CRH Anesthesia

Biographical Information

The following is biographical information as of April 18, 2019 for our executive officers, other than Dr. Tushar Ramani, whose biographical information is included above:

Edward Wright

Mr. Wright is 56 years old and became the CEO and was appointed to the Board on September 18, 2006. Mr. Wright resigned as CEO of the Company on April 9, 2019. Prior to joining CRH, Mr. Wright worked for Richemont, owner of several of the world’s leading companies in the field of luxury goods, as President of Baume & Mercier North America and then as Senior Vice President of Retail for Cartier North America until August 2006. In 2015, Mr. Wright was recognized as British Columbia’s CEO of the year in the small-medium public company category. He is a member of the Young Presidents’ Organization.

Richard Bear

Mr. Bear has been an officer of the Company since March of 2006. Prior to joining CRH, Mr. Bear worked at ID Biomedical Corporation as Chief Financial Officer until 2006, when that company was acquired by GlaxoSmithKline. Since joining CRH, Mr. Bear has planned and executed all of our financial transactions including capital private placement, debt issuance and restructuring, establishment and extension of our existing credit facility with US and Canadian financial institutions, and listing of our shares on the NYSE Market. Since December of 2014, Mr. Bear has also been involved in the negotiation of CRH Anesthesia’s acquisitions. He is responsible for acquisition financing, as well as the accounting and financial integration of CRH Anesthesia Management’s acquisitions into our organization. Mr. Bear has a degree in Business Administration from the University of Washington and has received a Certified Public Accountant (CPA) designation.

Jay Kreger

Mr. Kreger joined CRH as President of CRH Anesthesia in July of 216. Mr. Kreger has over 25 years of diversified experience, focusing on Business Development and Operations. Prior to joining CRH, he held the role of Vice President of Development for the Ambulatory Surgery Division at Hospital Corporation of America (HCA). Mr. Kreger received a BA in Finance at Michigan State University and a MBA at Wayne State University.

EXECUTIVE COMPENSATION

The Company reports its financial statements in United States dollars and therefore all dollar amounts contained in this Information Circular are reported in United States dollars unless otherwise indicated. Canadian dollars are indicated as “CDN$”.

Summary Compensation Table

In accordance with the scaled disclosure requirements available to emerging growth companies under U.S. securities laws, we are providing certain compensation information for the three individuals who are our “named executive officers” for 2018, our Chief Executive Officer and our two other most highly compensated executive officers who were serving at year-end. All dollar amounts are reported in United States dollars unless otherwise indicated.

Name and principal position	Year	Salary ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	All other compensation ($)	Total ($)
Edward Wright, Chief Executive Officer	2018 2017	$375,000 $350,000	— —	— —	$150,000 —	— —	$525,000 $350,000
Richard Bear, Chief Financial Officer	2018 2017	$350,000 $325,000	— —	— — —	$140,000 —	— — —	$490,000 $325,000
James Kreger, President Anesthesia	2018 2017	$285,000 $275,000	— $111,560	— —	$68,530 $53,207	— —	$353,530 $439,767

For a discussion of the employment contracts governing nonequity incentive plan compensation, see “Executive Employment Arrangements and Termination and Change in Control Benefits,” below.

Outstanding Equity Awards at 2018 Fiscal Year End

The following table lists all outstanding equity awards all options outstanding held by our named executive officers as of December 31, 2018.

	Option Awards						Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price (CDN$)	Option exercise price ($)(1)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Edward Wright	01/23/2014	700,000	—	$0.70	$0.51	01/24/2024	640,000	1,961,724
Richard Bear	01/23/2014	350,000	—	$0.70	$0.51	01/24/2024	640,000	1,961,724
James Kreger	—	—	—	—	—	—	350,000	1,072,818

(1)	Canadian dollar amounts have been converted to U.S. dollars based on the average daily rate of exchange on December 31, 2018 of US$1.00 = CDN$1.3144, as quoted by the Bank of Canada.
(2)

Mr. Wright and Mr. Bear each have 550,000 performance-based share units, 275,000 of which vest when the share price reaches CAD$15.00 and 275,000 of which vest when the share price reaches CAD$20.00, in each case for any thirty trading days. Mr. Wright and Mr. Bear each have 90,000 time-based share units outstanding, 30,000 units of which vest annually each December 8. Mr. Kreger has 250,000 performance-based share units, 100,000 of which vest when EBITDA attributable to shareholders in any fiscal year is $100,000,000 and 150,000 of which vest when EBITDA attributable to shareholders in any fiscal year is $150,000,000. Additionally, Mr. Kreger has 100,000 time-based share units that vest annually over the next three years.

(3)	Value of the market or payout value of share-based awards that have not vested is calculated based upon the closing price of the common shares on the NYSE American of $3.05 on December 31, 2018.

Executive Employment Arrangements and Termination and Change in Control Benefits

Termination of Employment, Change in Responsibilities, and Employment Contracts

On August 18, 2006 (and as most recently amended on January 8, 2018), the Company signed an employment contract with Edward Wright, the CEO, which provides for an annual salary plus an annual bonus, which at 100% achievement of the established performance milestones and business growth targets shall equal 40% of the annual salary, but which shall not be capped at 40% of the annual salary. The employment contract provides for termination payments to be made to the CEO as follows: (i) in the event of death or total incapacity of the CEO or in the event of termination of the CEO for just cause, the Company will pay to the CEO an amount equal to six months’ salary or provide notice in lieu of payment; and (ii) in the event of termination of the CEO by the Company without just cause or by Mr. Wright after July 1, 2020, the Company will provide a payment in the amount of his annual salary at the then current rate of such annual salary plus an additional one month payment for each consecutive year the employee was employed, after the first year of employment, to a maximum of 18 months payment plus any other amounts accrued as owing; and (iii) in the event of termination of the CEO as a result of a change of control of the Company, the Company will pay to the CEO an amount equal to 24 months’ salary, including any annual bonuses. If the CEO’s employment was terminated on the last business day of the most recently completed financial year, he would have been entitled to receive, $187,500 if the triggering event in (i) above occurred, $562,500 if the triggering events in (ii) above occurred, and $1,050,000 if the triggering event in (iii) above occurred. In the event of a termination the CEO’s contract provides for continuing confidentially and non-disclosure obligations in accordance with industry standards.

The Company has an employment contract with Richard Bear (most recently amended on February 12, 2018), the Chief Financial Officer (“CFO”), which provides for an annual salary plus an annual bonus, which is based upon certain metrics and is at the Company’s sole discretion and shall equal 40% of the annual salary. The employment contract provides for termination payments to be made to the CFO as follows: (i) in the event of death or disability of the CFO, the Company will pay to the CFO an amount equal to six months’ salary; and (ii) in the event of termination of the CFO by the Company without cause, or if the CFO terminates his employment for good reason or terminates his employment without good reason after July 1, 2020, the Company will provide an amount equal to 18 months’ salary plus a bonus; and (iii) in the event of termination of the CFO as a result of a change of control of the Company, the Company will pay to the CFO an amount equal to 24 months’ salary plus a bonus. If the CFO’s employment was terminated on the last business day of the most recently completed financial year, he would have been entitled to receive $175,000 if the triggering event in (i) above occurred, $525,000 if the triggering event in (ii) above occurred, and $980,000 if the triggering event in (iii) above occurred.

On June 23, 2016 (effective date July 11, 2016), the Company signed an employment contract with James Kreger, the President of Anesthesia, which provides for an annual salary plus an annual bonus, which at 100% achievement of the established performance milestones and business growth targets shall equal 30% of the annual salary, but which shall not be capped at 30% of the annual salary. The employment contract provides for termination payments to be made in the event the Company terminates employment without cause, if Mr. Kreger terminates for good reason, or if employment is terminated because of a change of control. The termination payment is continuation of base salary for 12 calendar months and any unpaid prorated bonus, should any exist, for the fiscal year ending immediately prior to the effective date of termination. In the event of a termination Mr. Kreger’s contract provides for continuing confidentially and non-disclosure obligations in accordance with industry standards. If Mr. Kreger’s employment was terminated on the last business day of the most recently completed financial year for the reasons specified above, he would have been entitled to receive $370,500.

For each of the three executives, upon a termination following a change of control, all unvested share units (“SUs”) granted prior to June 8, 2017 and all outstanding Options will be deemed to be vested. All SUs granted on or after June 8, 2017 generally will vest upon a termination by the Company without “cause” or by the executive for “good reason” within one year following a change in control, provided that in the event that any SUs are subject to performance-based vesting conditions, then the vesting of such SUs shall accelerate only to the extent that any performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board.

DIRECTOR COMPENSATION

Narrative Discussion

The compensation paid to the Board is designed to (i) attract and retain the most qualified people to serve on the Board and its committees, (ii) align the interests of the Board with those of its shareholders, and (iii) provide appropriate compensation for the risks and responsibilities related to being an effective director. This compensation is recommended to the Board by the Compensation Committee. Directors’ compensation is comprised of an annual retainer, meeting fees and a long-term component consisting of stock options and SUs. Directors’ compensation is included in the mandate of the Compensation Committee. Directors’ compensation is subject to the approval of the Board. Directors who are members of management do not receive compensation for serving as directors. The Board has adopted an executive compensation clawback policy pursuant to which the Company may claw back performance-based compensation in certain situations. The Board has also adopted an insider trading policy, pursuant to which the directors, officers and employees of the Company are prohibited from, among other things, engaging in hedging transactions that may allow such persons to continue to own securities of the Company without the full risks and rewards of ownership.

Each non-management Director receives an annual retainer of $25,000 and meeting fees of $1,500 for each meeting attended in person and $750 for each meeting attended by telephone. In addition to the annual retainer, the Board Chair receives an additional annual retainer of $25,000, the Audit Committee Chair receives an additional annual retainer of $15,000, and the Corporate Governance and Nominating Committee Chair and Compensation Committee Chair each receives an additional annual retainer of $7,500. All director fees are paid in U.S. currency. Reasonable expenses incurred in connection with attending to Board matters are reimbursed. Directors may be eligible for additional fees for extraordinary Board work. Directors are also eligible to receive stock options and SUs under the Company’s Amended and Restated 2009 Stock Option Plan (the “Stock Option Plan”) and the 2017 Share Unit Plan (the “Share Unit Plan”). The following table presents the compensation awarded to, earned by or paid to our directors (other than Edward Wright, whose compensation is provided in the Summary Compensation Table above) for the year ended December 31, 2018. We do not currently have director compensation in the form of share-based awards (other than SUs), non-equity incentive plan compensation or non-qualified deferred compensation.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)	Total ($)
Anthony Holler(2)	$62,000	$90,485	—	$152,485
Todd Patrick(3)	$52,000	$90,485	—	$121,485
Ian Webb(4)	$52,000	$90,485	—	$142,485
David Johnson(5)	$31,000	$90,485	—	$142.485

(1)

The value of the time-based share-based awards reflects the fair value of SUs granted on June 12, 2018. The fair value for the time-based portion of the grant was computed using the Black Scholes option pricing model with the following assumptions: a) average risk-free interest rate of 1.89%; b) expected life of 1.00 years; c) the price of the stock on the grant dates were $3.58 d) expected volatility of 72.1%; e) forfeiture rate of 3.54%; and f) no expected dividend payments. The Black Scholes model was used to compute option fair values because it is the most commonly used option pricing model and is considered to produce a reasonable estimate of fair value.

(2)	As of December 31, 2018, Mr. Holler held 16,000 unvested SUs.
(3)	As of December 31, 2018, Mr. Patrick held 16,000 unvested SUs.
(4)	As of December 31, 2018, Mr. Webb held 16,000 unvested SUs.
(5)	As of December 31, 2018, Mr. Johnson held 16,000 unvested SUs.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Stock Option Plan and the Existing Share Unit Plan are the only equity compensation plans of the Company. The following table sets forth summary information relating to our equity compensation plans as of December 31, 2018.

Plan category	Number of common shares to be issued upon exercise of outstanding options and share units	Weighted-average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	3,889,937	$0.50	3,315,632
Equity compensation plans not approved by securityholders	—	—	—

Total	3,889,937	$0.50	3,315,632

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, executive officers or proposed nominees for election as a director of the Company, nor any associate of any of such persons, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements disclosed above under “Executive Compensation,” since January 1, 2018, there have not been, nor are there any proposed transactions with related parties to which we are party and which we are required to disclose pursuant to the rules of the SEC and the Canadian Securities Administrators.

Policy Regarding Related Party Transactions

All transactions between us and our officers, directors, principal shareholders and their affiliates must be approved by the Audit Committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct and Ethics.

INTEREST OF INFORMED IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company, and no associate or affiliate of any of the foregoing, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Other than as described elsewhere in this Information Circular, no proposed nominee for election as a director of the Company, no director or executive officer of the Company since the beginning of the Company’s last financial year, and no associate or affiliate of any of the foregoing, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Company since the commencement of the Company’s last completed financial year, and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than as disclosed under the heading Proposal 1 – Election of Directors.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. The Canadian Securities Administrators have implemented National Policy 58-201 – Corporate Governance Guidelines and National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) in each of the provinces and territories of Canada. In addition, the Canadian Securities Administrators have adopted National Instrument 52-110 – Audit Committees (“NI 52-110”), which prescribes certain requirements in relation to audit committees. The Board is of the view that the Company’s general approach to corporate governance, summarized below, meets or exceeds the applicable guidelines and requirements.

The Board

Structure and Director Independence

The Board is currently composed of five directors. The Board has determined that four of the current directors, Messrs. Holler, Patrick, Webb and Johnson, meet the independence requirements under the NYSE American listing rules and NI 58-101. The Board has concluded that one director, Mr. Ramani, is not independent as defined in NI 58-101. Mr. Ramani is not independent as he is the CEO.

The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The directors can request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management. The independent directors generally meet without management at each quarterly meeting of the directors.

Risk Oversight

The Board is responsible for the general oversight of risks that affect us. The Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. The Board reviews these reports and makes inquiries in its business judgment.

The Board also fulfills its oversight role through the operations of its various committees, including our Audit Committee. The Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Attendance

The following table sets forth the attendance of the directors at Board and Committee meetings from January 1, 2018 through December 31, 2018.

Director	Board	Audit	Compensation	Corporate Governance Nominating	Meeting attended %
					Board	Committee
Anthony Holler	4/4	4/4	1/1	1/1	100%	100%
Todd Patrick	4/4	4/4	1/1	1/1	100%	100%
Ian Webb	4/4	4/4	1/1	1/1	100%	100%
David Johnson	4/4	n/a	n/a	n/a	100%	n/a
Edward Wright	4/4	n/a	n/a	n/a	100%	n/a

Board members are not required to attend our annual general meeting. 5 members of our Board attended our 2018 annual general meeting.

Position Description

The Board has developed written position descriptions for members of the Board, the Chair of the Board, and for the CEO.

Orientation and Continuing Education

Every new director is provided with an information package that includes a description of the Company and its policies and procedures as well as a copy of the mandate of the Board and its committees. Every new director is invited to meet with each senior executive in order to acquire an understanding of each sector of activity and to get to know the executives. Most Board meetings include presentations by various functional areas, to give Board members additional insight into the business. The Company will support Board members who wish to engage in ongoing director’s education in particular areas to maintain the skill and knowledge necessary to effectively perform their duties.

Code of Business Conduct and Ethics

The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) governing directors, officers and employees. The Board monitors compliance with the Code by charging management with bringing to the Board’s attention any issues that arise with respect to the Code. During the previous fiscal year, no allegations of misconduct in relation to the Code were brought to the Board’s attention.

Under the Code, our directors, officers and employees are prohibited from trading securities of the Company while in possession of material, non-public information about the Company. A copy of the Code is available on the Company’s website at https://investors.crhsystem.com and under the Company’s profile on SEDAR at www.sedar.com.

Except as otherwise disclosed herein, the Company has no contracts or other arrangements in place, which any of its directors or officers has a material interest in, and does not anticipate entering into any such arrangement. If any such arrangement were to arise, it would first be considered by the Audit Committee and then be subject to the approval of the Board (in each case, without the participation of the director who would have the material interest in question).

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o, Corporate Secretary, CRH Medical Corporation, Inc., Suite 578 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada V6C 3E1.

NYSE American Governance Standards and Significant Differences in Corporate Governance Practices

Section 123 of the NYSE American Company Guide requires a quorum of not less than 33 1/3% of a listed company’s shares issued and outstanding entitled to vote at a meeting of the shareholders. Under the Registrant’s articles, quorum for a meeting of the Registrant’s shareholders is two shareholders, or one or more proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder and in any such case, such shareholders or proxyholders in attendance at the meeting must hold or represent in the aggregate at least 25% of the eligible vote. As permitted under Section 110 of the NYSE American Company Guide, the Registrant intends to continue to follow this practice with respect to quorum requirements in lieu of those required by the NYSE American listing rules. The Registrant’s quorum requirements are not prohibited by the requirements of the Business Corporations Act (British Columbia). The rules of the TSX, upon which the common shares are also listed, do not contain specific quorum requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act did not apply to us during the fiscal year ended December 31, 2018 because we were a foreign private issuer under U.S. securities laws. Over the course of the 2018 fiscal year, our officers and directors were required to file reports of equity ownership and changes of ownership with the Canadian Securities Administrators but did not file such reports under the Exchange Act.

On January 1, 2019, we became subject to Section 16(a) of the Exchange Act, which requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and the NYSE American. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file. In connection with the preceding, our officers and directors were each required to file Form 3 on January 2, 2019. However, due to an administrative delay, each of Mr. Bear, Dr. Holler, Dr. Johnson, Mr. Kreger, Mr. Patrick, Mr. Webb and Mr. Wright inadvertently filed Form 3 on January 3, 2019.

Board Committees

The Board has the following standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, as further described below.

Audit Committee

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others with respect to the Company’s: (a) financial statements; (b) financial reporting process; (c) systems of internal accounting and financial controls; (d) external auditors’ reports; and (e) risk identification, assessment and management program. It is the responsibility of the Audit Committee to maintain an open avenue of communication between itself, the external auditors and the management of the Company. In performing its role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company. It is also empowered to instruct and retain outside counsel or other experts as required.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under “Proposal 1 – Election of Directors” and is summarized in table below.

The principal purpose of our audit committee is to assist our Board in its oversight of:

•	the quality and integrity of our financial statements and related information;

•	the independence, qualifications, appointment and performance of our external auditor;

•	our disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;

•	our compliance with applicable legal and regulatory requirements; and

•	our enterprise risk management processes

Our Board has established a written charter setting forth the purpose, composition, authority and responsibility of our Audit Committee, consistent with the rules of the NYSE American, the SEC and NI 52-110. A current copy of the Audit Committee charter is available on our website at https://investors.crhsystem.com. Our Audit Committee has access to all of our books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority in its sole discretion and at our expense to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities.

Both our independent auditors and internal financial personnel regularly meet privately with the audit committee and have unrestricted access to this committee. Our Audit Committee held four meetings during the fiscal year ended December 31, 2018.

Engagement of Advisors

The Audit Committee may engage independent counsel and other advisors as it determines necessary to carry out its duties.

Composition of Audit Committee

The Audit Committee is currently comprised of, and following the election to the Board of the nominees proposed in this Information Circular will be comprised of, the following individuals:

Name	Independent/ non-independent(1)	Financially literate or not financially literate(2)	Relevant education and experience
Dr. Anthony Holler	Independent	Financially literate	Previously CEO and director of ID Biomedical Corporation
Todd Patrick,(3) Chair	Independent	Financially literate	Previously President and director of ID Biomedical Corporation
Ian Webb	Independent	Financially literate	Previously solicitor practicing corporate law and director of ID Biomedical Corporation

(1)

A member of an audit committee is independent if the member has no direct or indirect material relationship with the Company, which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment.

(2)

An individual is financially literate if he has the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)	Todd Patrick has been identified as an “audit committee financial expert” as described in Section 407 of the Sarbanes-Oxley Act of 2002.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee is authorized by the Board to review the performance of the Company’s external auditors and approve in advance provision of services other than auditing and to consider the independence of the external auditors, including reviewing the range of services provided in the context of all consulting services bought by the Company. The Audit Committee is authorized to approve any non-audit services or additional work which the Chair of the Audit Committee deems as necessary who will notify the other member of the Audit Committee of such non-audit or additional work.

Compensation Committee

The Compensation Committee has a general mandate to assist the Board in discharging its responsibilities relating to compensation of the Company’s executive officers and general corporate compensation and benefit programs. The committee has overall responsibility for recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, evaluating and approving compensation plans, policies and programs in respect of the CEO, and making recommendations to the Board regarding the compensation plans, policies and programs in respect of the Company’s executive officers.

In addition, the Compensation Committee is responsible for recommending to the Board the structure and terms of the CEO’s compensation, including base salary and short and long term incentive bonuses. The Compensation Committee is further responsible for reviewing and agreeing on the key performance indicators (“KPIs”) that are used to assess the performance of the CEO. The Compensation Committee reviews the performance of the CEO against these KPIs and makes recommendations to the Board with respect to the CEO’s compensation based on its evaluation. In addition, the Compensation Committee negotiates and makes recommendations to the Board with respect to the employment contract of the CEO.

The Compensation Committee recommends director’s compensation for consideration by the Board annually, based on a review of the compensation for peer companies.

The Compensation Committee may form and delegate authority to subcommittees if deemed appropriate by the Compensation Committee. The Compensation Committee did not retain a compensation consultant or advisor during the most recently completed financial year.

In reaching its decisions, the Compensation Committee may consider input from management and other factors that the committee considers appropriate. Decisions made by the Compensation Committee are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information and/or recommendations provided by management.

Our Board has established a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the NYSE American, the SEC and the guidance of the Canadian Securities Administrators. A current copy of the Compensation Committee charter is available on our website at https://investors.crhsystem.com.

The Compensation Committee held one meeting during the fiscal year ended December 31, 2018. The Compensation Committee is currently comprised of, and following the election to the Board of the nominees proposed in this Information Circular will be comprised of, the following individuals:

Name	Independent/non-independent	Management/non-management
Ian Webb, Chair	Independent	Non-Management
Dr. Anthony Holler	Independent	Non-Management
Todd Patrick	Independent	Non-Management

As noted above, all of our Compensation Committee members meet the standards of independence under SEC and NYSE American rules and are also independent for purposes of NI 58-101. Each of the committee members has direct experience that is relevant to his responsibilities with respect to executive compensation through playing a principal executive role at a large company with overall responsibility for designing and implementing executive compensation policies and procedures; being a member of boards of other public companies; and/or being a legal advisor to boards of other public companies. For a description of the background and experience of each member of our Compensation Committee, see “Proposal 1 – Election of Directors.”

Mandate of the Board

The Board has adopted a written mandate that defines its stewardship responsibilities. The Board’s principal responsibilities are:

•	to supervise and evaluate management;

•	to provide leadership and direction to management and oversee the conduct of the business;

•	to set policies appropriate for the business and to approve corporate strategies and goals; and

•	to nominate directors.

The Board believes that its mandate and responsibilities should be carried out in a manner consistent with effective and efficient operation of the Company and enhancement of shareholder value.

The Board reviews and approves an operating and capital budget for each fiscal year. Management is authorized by the Board to incur capital expenditures specifically provided for in the budget, subject to certain limitations.

Management is expected to perform the day-to-day activities of running the affairs of the Company, achieving the corporate strategies and goals approved by the Board and responding to shareholder concerns and enquiries.

The Board meets a minimum of four times a year and at each meeting reviews with management operational, financial and strategic planning issues. The frequency of meetings, as well as the nature of items discussed, depend upon the state of the Company’s affairs and the opportunities or risks which the Company faces. In 2018, the Board met a total of 4 times.

Nomination of Directors

Our Board has established a written mandate setting forth the stewardship, general and specific responsibilities of the Board, Mandate and Responsibilities of the Board of Directors, a current copy of which is available on our website at https://investors.crhsystem.com.

The Board and the Corporate Governance and Nominating Committee identify new candidates for election to the Board. The Corporate Governance and Nominating Committee will consider potential candidates and arrange for interviews with the interested candidates, as appropriate. The key suitability criteria may include the following:

•	Professional background and related qualifications.

•	Industry experience and relevant professional relationships.

•	Other board appointments.

•	Professional standing and reputation in the investment and medical communities.

•	Membership of industry committees.

•	Particular technical or financial background depending on the mix of experience on the Board at that time.

•	Enhancement of diversity.

The Corporate Governance and Nominating Committee will consider for nomination qualified director candidates recommended by our shareholders in accordance with our articles. Any shareholder who wishes to recommend a director candidate is directed to submit written notice of the nomination to our Corporate Secretary at our principal executive offices. For details on the requirements for the submission of such notice, see article 10.9 of the Company’s constating documents at https://investors.crhsystem.com.

The Board reviews any recommendation of the Corporate Governance and Nominating Committee and makes the final determination about director nominations and appointments. Where appropriate, independent consultants may be engaged to identify possible new candidates for the Board. Further information about the Corporate Governance and Nominating Committee is below under the heading “Corporate Governance and Nominating Committee.”

Assessments

The Board is committed to regular assessments of the effectiveness of the Board, the committees of the Board and the individual directors. The Corporate Governance and Nominating Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations may include the following:

•	individual discussions between each director and an independent consultant and/or members of the Corporate Governance and Nominating Committee;

•	with regard to individual director assessments, peer and/or self-evaluations; and

•	individual discussions with those members of senior management who regularly interact with the Board.

The Corporate Governance and Nominating Committee oversees the implementation of the Board evaluation process, reviews the evaluation results, develops recommendations based on the results and reports to the Board on the results and any recommendations. The Board then considers the results and recommendations to determine what, if any, action should be taken.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s mandate is to undertake activities as needed to assist the Board in providing efficient and effective corporate governance for the benefit of shareholders. The committee’s responsibilities include overseeing the effective functioning of the Board, reviewing the relationship between management and the Board, ensuring that the Board can function independently of management, reviewing the size and composition of the Board, reviewing the committee structure of the Board and identifying new nominees to the Board.

Our Corporate Governance and Nominating Committee held one meeting during the fiscal year ended December 31, 2018. The Corporate Governance and Nominating Committee, following the election to the Board of the nominees proposed in this Information Circular, will be comprised of the following individuals:

Name	Independent/non-independent	Management/non-management
Dr. Anthony Holler	Independent	Non-Management
Todd Patrick	Independent	Non-Management
Ian Webb, Chair	Independent	Non-Management

For a description of the background and experience of each member of our Corporate Governance and Nominating Committee, see “Proposal 1 – Election of Directors.”

PROPOSAL 2 – APPOINTMENT AND REMUNERATION OF AUDITORS

The Board recommends the appointment of KPMG LLP, Chartered Accountants, of Vancouver, British Columbia, to serve as auditors of the Company until the next annual general meeting of shareholders and to authorize the directors to fix their remuneration. KPMG LLP was first appointed as the Company’s auditor on January 14, 2008.

The persons named in the enclosed form of proxy, unless directed by the shareholder completing the proxy to abstain from doing so, intend to vote for the appointment of KPMG LLP as auditors of the Company the next annual general meeting of shareholders at a remuneration to be fixed by the Board.

External Auditor Service Fees

KPMG has served as our independent registered public accounting firm since 2008.

All fees billed by KPMG LLP, the Company’s external auditor, during the two most recently completed financial years are as follows:

	Year ended December 31, 2018 (CDN)		Year ended December 31, 2017 (CDN)
Audit Fees		$487,500		$354,250
Audit-Related Fees	$	nil	$	nil
Tax Fees		$182,915		$90,876
All Other Fees	$	nil	$	nil
Total		$670,415		$445,126

Audit Fees: All services performed by KPMG LLP in connection with the audit of annual consolidated financial statements, reviews of quarterly consolidated statements, of the Company, including services performed to comply with generally accepted auditing standards.

Audit Related Fees: All services performed by KPMG LLP in connection with equity due diligence required by underwriters, regulators and other parties in connection with raising capital for the Company and internal control reviews.

Tax Fees: All services performed by KPMG LLP in connection with tax planning, compliance and advice.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by CRH under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the Company’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting as of and for the year ended December 31, 2018.

The audit committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the audit committee discussed with KPMG LLP its independence, and received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the audit committee discussed with KPMG LLP, with and without management present, the scope and results of KPMG LLP’s audit of such financial statements.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on March 13, 2019.

Audit Committee of the Board of Directors

Todd Patrick (Chair)

Ian Webb

Anthony Holler

ADDITIONAL INFORMATION

Upon request by any person, the Secretary of the Company shall provide the following:

1)

one copy of the audited consolidated financial statements of the Company for the years ended December 31, 2018 and 2017 together with the accompanying report of the auditors thereon and one copy of any interim financial statements of the Company subsequent to such financial statements;

2)

one copy of the Company’s information circular in respect of its most recent annual meeting of shareholders that involved the election of directors or one copy of any annual filing prepared in lieu of that information circular, as appropriate; or

3)

at any other time, one copy of any of the documents referred to in (1) and (2) above, provided that the Company may require the payment of a reasonable charge if the request is made by a person who is not a security holder in the Company.

Copies of the above documents will be provided, upon request to the Secretary of the Company, at Suite 578 – 999 Canada Place, Vancouver, BC, V6C 3E1, free of charge to a shareholder of the Company. Additional financial information is provided in the audited consolidated financial statements of the Company for the year ended December 31, 2018 and Management’s Discussion and Analysis thereof. The above documents, together with additional information relating to the Company is available on SEDAR at www.sedar.com. Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

Delivery of Documents to Shareholders Sharing an Address

We will send only one set of the Meeting Materials to our shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Meeting Materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Meeting Materials, to the Secretary of the Company at Suite 578 – 999 Canada Place, Vancouver, BC, V6C 3E1.

If multiple shareholders sharing an address have received one copy of the Meeting Materials or any other corporate mailing and would prefer that we mail each shareholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of the Meeting Materials or other corporate mailings and would prefer that we mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

OTHER BUSINESS

The management of the Company knows of no matter to come before the Meeting other than those referred to in the Notice of Annual General Meeting and this Information Circular. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote with regard to those matters in accordance with their best judgment.

INQUIRIES

This document is important and requires your attention. Enquiries concerning information in this document should be directed to Richard Bear, Chief Financial Officer, via telephone toll free (North America) at 1-800-660-2153 extension 1048, or by email: info@crhmedcorp.com.

DATED at Vancouver, British Columbia as of the 30th day of April, 2019.

BY THE ORDER OF THE BOARD OF DIRECTORS OF

CRH MEDICAL CORPORATION

Dr. Tushar Ramani

Chief Executive Officer

QUESTIONS MAY BE DIRECTED TO THE PROXY SOLICITOR

North American Toll Free

1-877-452-7184

Collect Calls Outside North America

416-304-0211

Email: assistance@laurelhill.com

CRH MEDICAL CORPORATION

MMPQ 000001 SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA	Security Class COMMON Holder Account Number C9999999999 IND

_ _ _

Fold

Form of Proxy - Annual General Meeting to be held on June 13, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.

The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

_ _ _
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.	Fold

Proxies submitted must be received by 1:30 pm, Pacific Time, on June 11, 2019.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER    23456 78901 23456

MMPQ_PRX_293471/000001/000001/i

+	SAM SAMPLE	C9999999999 IND C01	+

Appointment of Proxyholder

I/We being holder(s) of CRH Medical Corporation hereby appoint(s): Dr. Anthony F. Holler, or failing him, Mr. Richard Bear, or failing him, Mr. Todd Patrick, or failing him, Mr. Ian Webb,		Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.
OR

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of CRH Medical Corporation to be held at the offices of Blake, Cassels & Graydon LLP. Barristers & Solicitors, 595 Burrard Street, Suite 2600, Three Bentall Center, Vancouver, BC, V7X 1L3 on June 13, 2019 at 1:30 PM Pacific Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors
	For	Withhold		For	Withhold		For	Withhold

01. Dr. Anthony F. Holler	☐	☐	02. Dr. David Johnson	☐	☐	03. Mr. Todd Patrick	☐	☐

04. Mr. Ian Webb	☐	☐	05. Dr. Tushar Ramani	☐	☐				_ _ _ Fold

	For	Withhold
2. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

_ _ _
Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

i/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

⬛	M M P Q	2 9 3 4 7 1	1 P I A R 1 9 9 9 9 9	+

CRH MEDICAL CORPORATION Security Class Holder Account Number -------Fold Form of Proxy - Annual General Meeting to be held on June 13, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. -------Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 1:30 pm, Pacific Time, on June 11, 2019. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touch tone • Go to the following web site: telephone. www.investorvote.com • Smartphone? 1-866-732-VOTE (8683) Toll Free Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder I/We being holder(s) of CRH Medical Corporation hereby appoint(s): Dr. OR Print the name of the person you are Anthony F. Holler, or failing him, Mr. Richard Bear, or failing him, Mr. Todd appointing if this person is someone Patrick, or failing him, Mr. Ian Webb, other than the Chairman of the Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of CRH Medical Corporation to be held at the offices of Blake, Cassels & Graydon LLP. Barristers & Solicitors, 595 Burrard Street, Suite 2600, Three Bentall Center, Vancouver, BC, V7X 1L3 on June 13, 2019 at 1:30 PM Pacific Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Dr. Anthony F. Holler 02. Dr. David Johnson 03. Mr. Todd Patrick 04. Mr. Ian Webb 05. Dr. Tushar Ramani For Withhold 2. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. Authorized Signature(s) - This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements - Mark this box if you would Annual Financial Statements - Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. M M P Q 2 9 3 4 7 1 A R 1